EXHIBIT 10.8

Confidential Treatment
Requested Pursuant to Rule 24b-2

Supplemental Agreement No. 11

to

Purchase Agreement No. 03791

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

THIS SUPPLEMENTAL AGREEMENT is entered into as of May 10,  2017 (Supplemental Agreement No. 11)  by and between THE BOEING COMPANY (Boeing) and AIR LEASE CORPORATION (Customer).

All terms used but not defined in this Supplemental Agreement No. 11 have the same meaning as in the Purchase Agreement.

WHEREAS, Boeing and Customer have entered into Purchase Agreement No. 03791 dated as of July 3, 2012 as amended and supplemented (Purchase Agreement) relating to the purchase and sale of Model 737-8 and 737-9 Aircraft;

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to [*].

[*]

WHEREAS, Customer acknowledges that [*]; and

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to identify [*] as the lessee for the eight (8) [*] scheduled to deliver in [*]; and

WHEREAS, [*]; and

*    Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791	1	SA-11

BOEING PROPRIETARY

WHEREAS, [*]; and

WHEREAS, [*].

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.        Table of Contents.

The Table of Contents is deleted in its entirety, replaced by a new Table of Contents provided hereto as Enclosure 1  and incorporated into the Purchase Agreement by this reference.  The new Table of Contents reflects the revisions set forth in this Supplemental Agreement No. 11.

2.        TABLES

Table 1B is deleted in its entirety, replaced by a revised Table 1B provided hereto as Enclosure 2 and incorporated into the Purchase Agreement by this reference.  This new Table 1B reflects (i) [*] deliveries,  and (ii) identification of [*] as lessee for the [*].

3.        LETTER AGREEMENTS.

Letter Agreement HAZ-PA-03791-LA-1208090R4 titled Special Matters is deleted in its entirety, and replaced with a revised Letter Agreement HAZ-PA-03791-LA-1208090R5 provided hereto as Enclosure 3 and incorporated into the Purchase Agreement by this reference.

The Purchase Agreement will be deemed to be amended to the extent herein provided and as so amended will continue in full force and effect.  The terms of this Supplemental Agreement No. 11 expires if not executed by April 28, 2017.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		AIR LEASE CORPORATION

By:	/s/ James E. Carpenter	By:	/s/ Grant Levy

Its:	Attorney‑In‑Fact	Its:	Executive Vice President

Attachments

*    Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791	2	SA-11

BOEING PROPRIETARY

Enclosure 1

TABLE OF CONTENTS

ARTICLES		SA No.
Article 1.	Quantity, Model and Description	SA-4
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE
1A	737-8 Block A Aircraft Information Table [*]	SA-10
1B	737-9 Block B Aircraft Information Table [*]	SA-11
1C	737-8 Block C Aircraft Information Table [*]	SA-5
1D	737-8 Block D Aircraft Information Table [*]	SA-7

EXHIBIT
A1	737-8 Aircraft Configuration
A2	737-9 Aircraft Configuration
B	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1	Escalation Adjustment - Airframe and Optional Features
BFE1	BFE Variables	SA-9
CS1	Customer Support Variables
EE1	[*], Engine Warranty and Patent Indemnity
SLP1	Service Life Policy Components

LETTER AGREEMENTS
LA-1208077	AGTA Matters
LA-1208078R3	Advance Payment Matters	SA-5
LA-1208079	[*]	SA-4
LA-1208080	Assignment of Customer’s Interest to a Subsidiary or Affiliate
LA-1208081	Other Matters
LA-1208082	Demonstration Flight Waiver
LA-1208083R2	[*]	SA-5
LA-1208084	Leasing Matters
LA-1208085	Liquidated Damages for Non-Excusable Delay

*    Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791	i	SA-11

BOEING PROPRIETARY

Enclosure 1

TABLE OF CONTENTS

LA-1208086	Loading of Customer Software
LA-1208087R1	Open Matters for 737-8 and 737-9 Aircraft	SA-4
LA-1208088	Performance Matters
~~LA-1208089R1~~	[*]	SA-4
LA-1208090R5	Special Matters	SA-11
LA-1208091	AGTA Term Revisions for 737-8 and 737-9 Aircraft
LA-1208092	[*]
LA-1208958	[*]
~~LA-1208963~~	[*]	SA-4
LA-1209052	[*]
~~LA-1300032~~	[*]	SA-4
~~LA-1400773~~	[*]	SA-4
~~LA-1401489~~	[*]	SA-4
LA-1701519	Special Matters related to [*]	SA-10

*    Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791	ii	SA-11

BOEING PROPRIETARY

Enclosure 2
Table 1B
to Purchase Agrement No. PA-03791
737-9 Block B [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-9	194700 pounds	Detail Specification:	D019A007-B (5/18/2012)
Engine Model/Thrust:	CFM-LEAP-1B	0 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	[*]
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]
Seller Purchased Equipment (SPE) Estimate:		[*]
Refundable Deposit/Aircraft at Proposal Accept:		[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2019	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]

HAZ-PA-03791 60522-1F.TXT		SA-11
	Boeing Proprietary	Page 1 of 2

Enclosure 2
Table 1B
to Purchase Agrement No. PA-03791
737-9 Block B [*] Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]-2022			[*]			[*]	[*]	[*]	[*]	[*]
Total:	22

[*]

Manufacturer serial number is subject to change due to production changes.

*     Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791 60522-1F.TXT		SA-11
	Boeing Proprietary	Page 2 of 2

Enclosure 3

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

HAZ-PA-03791-LA-1208090R5

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N
Los Angeles, CA 90067

Subject:         Special Matters

Reference:    Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 and 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement)  cancels and supersedes all previous versions with an acceptance date prior to the acceptance date indicated below and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.                  Credit Memoranda. In consideration of Customer’s purchase of the Aircraft, at the time of delivery of each such Aircraft or 737-9 [*], unless otherwise noted, Boeing will provide to Customer the following credit memoranda:

1.1      Basic Credit Memorandum.  Boeing will issue to Customer a basic credit memorandum (Basic Credit Memorandum) at delivery of each Aircraft or 737-9 [*] in an amount shown in the table immediately below for the respective minor model [*].

Basic Credit Memorandum
Model Type
Aircraft Block	[*]	737-8 Aircraft	737-9 Aircraft	737-9 [*]
Block A	[*]	[*]	[*]	[*]
Block B	[*]	[*]	[*]	[*]
Block C	[*]	[*]	[*]	[*]
Block D	[*]	[*]	[*]	[*]

1.2      Leasing Credit Memorandum.  Customer expressly intends to lease the Aircraft and 737‑9  [*]  to a third party or parties (Lessee or Lessees) who are in the

*    Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

SA-11
Special Matters	BOEING PROPRIETARY	Page 1

Enclosure 3

commercial airline business as aircraft operators.  As an additional consideration and incentive for entering into a lease for the Aircraft and 737‑9  [*] prior to delivery of each such Aircraft or 737‑9  [*], Boeing will issue to Customer a leasing credit memorandum (Leasing Credit Memorandum) in an amount shown in the table immediately below for the respective Aircraft or 737‑9  [*] minor model and [*].  Customer will not be permitted to assign this Leasing Credit Memorandum without the prior written consent of Boeing.

Leasing Credit Memorandum
Model Type
Aircraft Block	[*]	737-8 Aircraft	737-9 Aircraft	737-9 [*]
Block A	[*]	[*]	[*]	[*]
Block B	[*]	[*]	[*]	[*]
Block C	[*]	[*]	[*]	[*]
Block D	[*]	[*]	[*]	[*]

1.3      [*]

1.4      [*]

1.5      [*]

1.6      [*]

1.7      [*]

1.8      [*]

1.9      [*]

1.10    [*]

1.11    [*]

*    Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208090R5		SA-11
Special Matters	BOEING PROPRIETARY	Page 2

Enclosure 3

1.12    [*]

1.13    [*]

1.14    [*]

1.15    [*]

1.16    [*]

1.17    [*]

2.                   Escalation of Credit Memoranda. Unless otherwise noted, the amounts of the Credit Memoranda stated in Paragraphs [*] will be escalated from the base year indicated to the scheduled month of the respective Aircraft or 737‑9 [*] delivery pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to such Aircraft or 737‑9 [*].  The Credit Memoranda may, at the election of Customer, be (i) applied against the Aircraft Price of the respective Aircraft or 737‑9 [*] at the time of delivery, or (ii) used for the purchase of other Boeing goods and services (but shall not be applied to advance payments).

3.                   Assignment.

Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the Aircraft and 737-9 [*] at time of delivery and leasing the Aircraft and 737-9 [*]. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

4.                   Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to

*    Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208090R5		SA-11
Special Matters	BOEING PROPRIETARY	Page 3

Enclosure 3

whom disclosure is permitted by this paragraph 4) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 4.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ James E. Carpenter

Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	May 10, 2017

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

HAZ-PA-03791-LA-1208090R5		SA-11
Special Matters	BOEING PROPRIETARY	Page 4